SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 1997



                          Cellegy Pharmaceuticals, Inc.

             (Exact name of Registrant as specified in its charter)

--------------------------------------- -------------------------------------- --------------------------------------
              California                               0-26372                              82-0429727
     (State or other jurisdiction             (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)
--------------------------------------- -------------------------------------- --------------------------------------

     1065 East Hillsdale Boulevard, Suite 418, Foster City, California 94404

          (Address of principal executive offices, including zip code)


                                 (650) 524-1600

              (Registrant's telephone number, including area code)



       This report on Form 8-K consists of 6 sequentially numbered pages.

          The exhibit index is located at sequentially numbered page 4.

Item 5:  Other Events.

         On November 3, 1997, the Company signed a letter of intent (the "Anogesic Agreement") with Neptune Pharmaceutical Corporation ("Neptune") to acquire all patent and other intellectual property rights relating to "Anogesic" (the "Anogesic Acquisition"), a topical product candidate for the treatment of anal fissures and hemorrhoids.

         The closing of the Anogesic Acquisition is subject to certain conditions, including, without limitation, the satisfactory completion of the Company's due diligence of Neptune, the absence of material adverse changes in Neptune's or the Company's business between the date of the Anogesic Agreement and the closing date, the approval of the transaction by Neptune's shareholders and the absence of litigation or claims relating to the transaction or Anogesic. There can be no assurance that the Company will complete the Anogesic Acquisition. Failure to complete the Anogesic Acquisition may have an adverse effect on the market price of the Common Stock but would not, the Company believes, have a material adverse effect on its financial or business condition.

         The Company issued 33,057 shares of Common Stock to Neptune upon signing the Anogesic Agreement. The Company currently expects to conclude the Anogesic Acquisition by December 31, 1997, although there can be no assurance that the acquisition will be completed by this date, if at all. At the closing, the Company will deliver to Neptune additional shares of Common Stock. In addition, the Anogesic Agreement calls for a series of additional payments, payable in shares of Common Stock, upon successful completion of various milestones which, if achieved, would occur over the next several years. The Anogesic Agreement does not provide for the payment by the Company of any future product royalties in connection with sales of Anogesic.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.01             Press Release dated November 5, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  November 12, 1997                By: /s/  A. Richard Juelis
                                            ----------------------
                                                 A. Richard Juelis
                                                 Vice President, Finance &
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

                                                                Sequentially
Exhibit Number     Description of Exhibit                       Numbered Page
--------------     ----------------------                       -------------

   99.01           Press Release dated November 5, 1997              5



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